DREYFUS HIGH YIELD SECURITIES FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus High Yield Securities Fund. From inception on March 25, 1996 to the end of its annual reporting period on October 31, 1996, your Fund produced a total return, including security price changes and income, of 15.22%.*
THE ECONOMY
    Recent fears of another round of monetary tightening by the Federal Reserve Board (the "Fed") to ward off a resurgence in inflation have so far proven to be unwarranted. Indeed, despite solid economic growth resulting in the creation of new jobs and an overall tightening in the labor market, inflation has remained subdued. Both the Consumer and Producer Price Indexes remained in the 3% range. This is the fifth consecutive year of inflation under 3%, the longest period since the 1960s. Despite the duration of the economic recovery, most economic reports underscore the tepid nature of the present inflationary environment.
    The increase in long-term interest rates early this year may have contributed to the recently reported slowdown in the rate of economic growth. During the third quarter, the growth rate of Gross Domestic Product cooled to 2.2%, less than half the second quarter's strong 4.7% pace. Consumers - the initiators of two thirds of all economic activity - remained cautious throughout the year. In the third quarter, the pace of consumer spending was at its slowest in five years. Consumer borrowing has also declined from levels of a year ago. Not surprisingly, retail sales growth has also been modest this year. Consumers may have been restrained by wages not rising as rapidly as had been previously suspected, given the strength in the labor market. The Employment Cost Index, considered to be an important gauge of wage inflation by Fed Chairman Alan Greenspan, rose just .6% in the third quarter, the lowest reading in over a year. This brought the growth in wages to 2.8% over the past 12 months, slightly less than the rate of inflation as measured by the Consumer Price Index.
    The booming housing market also seems to have cooled with both new housing starts and existing home sales slackening since midyear. Industrial production has slowed somewhat from its more rapid pace earlier in the year. Given the level of capacity utilization, there appears to be no sign of production bottlenecks that could push prices higher. Anecdotal evidence still supports the assertion that corporations are reluctant to raise prices. The report that the 1996 Federal budget deficit had shrunk to $107.3 billion
- its lowest level in two decades - provided another favorable sign for inflation. The final reading of the 1996 deficit marks the fourth straight decline from fiscal 1992's record $290.4 billion.
    Despite the relatively benign current environment for inflation, we are alert for early signs of its potential resurgence. While wage increases so far have remained modest, workers should eventually expect compensation that at least matches their cost of living.
MARKET ENVIRONMENT
    The strength of the high yield market continues, paced by strong demand from investors. A major contributing factor is the maturation of this asset class. During the previous decade, high yield issuance was characterized by a significant amount of financing for leveraged buyouts, and the average rating was single B. Currently, most issuance involves refinancing existing debt, and approximately half of the high yield market is now rated double B. This increase in rating quality and lower capital structure risk has allowed new investor classes to participate in the high yield market - insurance companies, pension plans and other primarily investment-grade investors. The typically long investment horizon of these new investors should help reduce demand volatility over the near term and could allow the current high yield market rally to continue.
THE PORTFOLIO
    The Dreyfus High Yield Fund returned 15.22% from its inception to October 31, 1996. For comparison, the Merrill Lynch High Yield Master II Index had a 6.4% return during that period.**
    The investment philosophy of the Fund is three-pronged: a base of solid, higher-yielding credits combined with well researched special situations and asset backed securities. The duration of the portfolio is market neutral to focus returns on credit research. While there are no defined industry guidelines, the emphasis is on industries with long-term improving characteristics such as aerospace, energy, and telecommunications.
    The rallies in the bond and equity markets positively influenced returns for both the high yield market and the Fund. The bulk of the Fund's returns resulted primarily from several of its special situation investments and a strong rally in the high yield asset backed sector, in particular (DeepTech, Microcell, OMI, Sprint, Shared Technology, and residential mortgages).
    Despite the emerging market sector providing some of the highest returns in the high yield market, the Fund has maintained a low exposure to avoid this sector's historical volatility. Foreign debt held by the Fund is predominately from investment-grade countries, such as Canada and Colombia, and is associated with large, multinational investment-grade corporations such as Sprint and Cable and Wireless.
    No changes in both the investment philosophy and emerging market exposure are contemplated at this time.
    Our primary task - to maximize total return though capital appreciation and high current income - will guide our portfolio management decisions. We will continue to use intensive fundamental research in seeking to achieve high returns. We feel that this approach will reward the patient investor.
                              Very truly yours,

                          [Roger King signature logo]

                              Roger King
                              Portfolio Manager
November 15, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH, INC. - The Merrill Lynch High Yield Master II Index is a market capitalization weighted index including all domestic and yankee high-yield bonds with at least $100 million par amount outstanding and greater than or equal to one year to maturity.

DREYFUS HIGH YIELD SECURITIES FUND                         OCTOBER 31, 1996
[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS HIGH YIELD SECURITIES FUND AND THE
MERRILL LYNCH HIGH YIELD MASTER II INDEX

Dollars
$11,522
Dreyfus High Yield
Securities Fund
$10,651
Merrill Lynch High Yield
Master II Index*
[Exhibit A]
*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.
Actual Aggregate Total Return
                                                 From Inception (3/25/96)
                                                   to October 31, 1996
                                                  _____________________
                                                          15.22%
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus High Yield Securities Fund on 3/25/96 (Inception Date) to a $10,000 investment made in the Merrill Lynch High Yield Master II Index on that date. For comparative purposes, the value of the Index on 3/31/96 is used as the beginning value on 3/25/96. All dividends and capital gain distributions are reinvested.
The Fund seeks to achieve its objective by investing in lower rated fixed-income securities, commonly known as "Junk Bonds." The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Merrill Lynch High Yield Master II Index is a market capitalization weighted index including all domestic and yankee high-yield bonds with at least $100 million par amount outstanding and greater than or equal to one year to maturity. Both interest and price return are calculated daily based on an accrued schedule and trader pricing. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS HIGH YIELD SECURITIES FUND
STATEMENT OF INVESTMENTS                                                                              OCTOBER 31, 1996
                                                                                               Principal
Bonds and Notes-106.0%                                                                           Amount            Value
                                                                                                 ______            ______
      Aircraft & Aerospace-10.7%     Aircraft Lease Portfolio Securitisation 96-1
                                       Pass Through Trust, Ctfs.,
                                       Cl. D, 12 3/4%, 2006.................                 $  1,000,000 (a)   $  1,035,000
                                     Fairchild,
                                       Sub. Deb., 12%, 2001.................                    1,500,000          1,522,500
                                     RHI Holdings,
                                       Sr. Sub. Deb., 11 7/8%, 1999.........                      100,000            100,000
                                                                                                                  __________
                                                                                                                   2,657,500
                                                                                                                  __________
      Auto Parts-1.0%                 Aetna Industries,
                                       Sr. Notes, 11 7/8%, 2006.............                  240,000 (a)            247,800
                                                                                                                  __________
      Broadcasting-2.1%               Spanish Broadcasting System,
                                       Sr. Notes, 7 1/2%, 2002..............                  500,000 (b)            523,750
                                                                                                                  __________
      Building Materials-4.9%         Associated Materials,
                                       Sr. Sub. Notes, 11 1/2%, 2003........                    1,250,000          1,212,500
                                                                                                                  __________
      Cable Television-.4%            CS Wireless Systems,
                                       Sr. Discount Notes, Zero Coupon, 2001 (Units)      200,000 (a,c,d)             94,000
                                                                                                                  __________
      Chemicals-1.0%                  Astor,
                                       Sr. Sub. Notes, 10 1/2%, 2006........                  250,000 (a)            250,313
                                                                                                                  __________
      Commercial Mortgage
                 Backed-5.8%          Structured Asset Securities:
                                       Mortgage Pass-Through Ctfs., REMIC,
                                       Ser. Greenpoint 1996-A:
                                           Cl.B5, 8.441%, 2027.................               289,252 (a)            190,545
                                           Cl.B6, 8.441%, 2027.................               362,124 (a)             83,289
                                       Multiclass Pass-Through Ctfs., REMIC,
                                           Ser. 1996-CFL,
                                           Cl. H, 7 3/4%, 2028.................                 1,750,000          1,164,023
                                                                                                                  __________
                                                                                                                   1,437,857
                                                                                                                  __________
      Consumer-9.7%                   BPC Holding,
                                       Sr. Secured Notes, 12 1/2%, 2006.....                  750,000 (a)            783,750
                                      Hosiery Corp. of America,
                                       Sr. Sub. Exchange Notes, 13 3/4%, 2002 (Units)         500,000 (c)            587,500
                                      Keebler,
                                       Sr. Sub. Notes, 10 3/4%, 2006........                  400,000 (a)            430,000
                                      Remington Arms,
                                       Sr. Sub. Notes, 10%, 2003............                  750,000 (a)            618,750
                                                                                                                  __________
                                                                                                                   2,420,000
                                                                                                                  __________
     Energy-2.3%                      DeepTech International,
                                       Sr. Secured Notes, 12%, 2000.........                      500,000            522,500
                                      Falcon Drilling,
                                       Sr. Notes, Ser. B, 8 7/8%, 2003......                       50,000             50,250
                                                                                                                  __________
                                                                                                                     572,750
                                                                                                                  __________
     Entertainment/Media-3.7%         Alliance Entertainment,
                                       Sr. Sub. Notes, 11 1/4%, 2005........                    1,000,000            915,000
                                                                                                                   _________

DREYFUS HIGH YIELD SECURITIES FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                               OCTOBER 31, 1996
                                                                                            Principal
Bonds and Notes (continued)                                                                  Amount                Value
                                                                                             ______                ______
     Financial-2.0%                  Outsourcing Solutions,
                                       Sr. Sub. Notes, 11%, 2006............            $     500,000 (a)           $ 509,688
                                                                                                                   __________
     Foreign-12.8%                   Comunicacion Celular SA,
                                       Bonds, Zero Coupon, 2000 (Units).....                1,000,000 (e,f)           692,500
                                     Dynacare,
                                       Sr. Notes, 10 3/4%, 2006.............                  500,000                 508,750
                                     Occidente y Caribe Celular S.A.,
                                       Sr. Discount Notes, Zero Coupon, 2001 (Units)        2,910,000 (a,f,g)       1,484,100
Uniforet,
                                       Sr. Notes, 11 1/8%, 2006.............                  500,000 (a)             492,500
                                                                                                                   __________
                                                                                                                    3,177,850
                                                                                                                   __________
      Gaming-10.2%                   Casino Magic of Louisiana,
                                       First Mortgage Notes, 13%, 2003......                   750,000 (a)            761,250
                                     Mohegan Tribal Gaming Authority,
                                       Sr. Secured Notes, Ser. B, 13 1/2%, 2002                 1,000,000           1,280,000
                                     Riviera Holdings,
                                       First Mortgage Notes, 11%, 2002......                      500,000             502,500
                                                                                                                   __________
                                                                                                                    2,543,750
                                                                                                                   __________
     Office Equipment-6.1%            Anacomp,
                                       Sr. Secured Notes, 11 5/8%, 1999.....                      433,000             438,412
                                      Pierce Leahy,
                                       Sr. Sub. Notes, 11 1/8%, 2006........                1,000,000 (a)           1,067,500
                                                                                                                   __________
                                                                                                                    1,505,912
                                                                                                                   __________
      Residential Mortgage
              Backed-13.7%           Chase Mortgage Finance,
                                       Multiclass Mortgage Pass-Through Ctfs.,
                                       Ser. 1994-E, Cl.B6, 6 1/4%, 2010.....                  450,199 (a)             162,072
                                     Citicorp Mortgage Securities,
                                       REMIC Pass-Through Ctfs.,
                                       Ser. 1994-9, Cl. B2, 5 3/4%, 2009....                  534,455 (a)             192,404
                                     GE Capital Mortgage Services,
                                       Multiclass Pass-Through Ctfs. REMIC:
                                       Ser. 1993-13, Cl.B5, 6%, 2008........                 518,664 (a)              186,719
                                       Ser. 1994-15, Cl.B5, 6%, 2009........                 810,304 (a)              291,710
                                       Ser. 1994-21, Cl.B5, 6 1/2%, 2009....               1,060,374 (a)              381,735
                                       Ser. 1996-10, Cl.B4, 6 3/4%, 2011....                 307,975 (a)              224,245
                                       Ser. 1996-10, Cl.B5, 6 3/4%, 2011....                 369,887 (a)              133,159
                                       Ser. 1996-12, Cl.B4, 7 1/4%, 2011....                 184,281 (a)              138,442
                                       Ser. 1996-12, Cl.B5, 7 1/4%, 2011....                 431,349 (a)              155,286
                                       Ser. 1996-14, Cl.2B4, 7 1/4%, 2011...                 165,509 (a)              123,666
                                       Ser. 1996-14, Cl.2B5, 7 1/4%, 2011...                 441,031 (a)              158,771
                                     MORSERV,
                                       Multi-Class Mortgage Pass-Through Ctfs.:
                                       Ser. 1996-1, Cl.B4, 7%, 2011.........                 358,414 (a)              275,755
                                       Ser. 1996-1, Cl.B5, 7%, 2011.........                 538,591 (a)              193,893

DREYFUS HIGH YIELD SECURITIES FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   OCTOBER 31, 1996
                                                                                            Principal
Bonds and Notes (continued)                                                                   Amount               Value
                                                                                              ______               ______
      Residential Mortgage
         Backed (continued)          Norwest Asset Securities,
                                       Sub. Bond, REMIC,
                                       Ser. 1996-2, Cl.B4, 7%, 2011.........                 $   611,092 (a)     $  450,108
                                     Prudential Home Mortgage Securities,
                                       Mortgage Pass-Through Ctfs., REMIC,
                                       Ser. 1996-7, Cl.B5, 6 3/4%, 2011.....                     912,549 (a)        328,518
                                                                                                                   __________
                                                                                                                  3,396,483
                                                                                                                   __________
      Shipping-1.9%                  Moran Transportation,
                                       First Preferred Ship Mortgage Notes,
                                       11 3/4%, 2004........................                     450,000             479,250
                                                                                                                   __________
      Supermarkets-1.8%              Fleming Cos.,
                                       Floating Rate Sr. Notes, 7 15/16%, 2001                   500,000 (h)         447,500
                                                                                                                   __________
      Telecommunications-10.4%       American Communications Services,
                                       Sr. Discount Notes, Zero Coupon, 2000                     200,000 (i)         114,000
                                     Microcell Telecommunications,
                                       Sr. Discount Notes, Zero Coupon, 2001 (Units)           1,500,000 (a,f,j)     853,125
                                     RSL Communications Ltd.,
                                       Sr. Notes, 12 1/4%, 2006 (Units).....                     500,000 (a,f)       502,500
                                     Shared Technologies Fairchild Communications,
                                       Sr. Sub. Notes, Zero Coupon, 1999....                     700,000 (k)         553,000
                                     Sprint Spectrum L.P.
                                       Sr. Discount Notes, Zero Coupon, 2001                   1,000,000 (l)         578,750
                                                                                                                   __________
                                                                                                                   2,601,375
                                                                                                                   _________
     Transportation-5.5%             Great Dane Holdings,
                                       Sr. Sub. Deb., 12 3/4%, 2001.........                      750,000            737,812
                                     TRISM,
                                       Sr. Sub. Notes, 10 3/4%, 2000........                      650,000            627,250
                                                                                                                   _________
                                                                                                                   1,365,062
                                                                                                                   _________
                                     TOTAL BONDS AND NOTES
                                       (cost $25,386,105)...................                                     $26,358,340
                                                                                                                 ============
Convertible Securities-3.8%
Notes-3.4%
     Industrial-2.0%                 MagneTek,
                                       Sub. Notes, 8%, 2001.................                $     500,000      $     496,250
                                                                                                                   _________
     Retail-1.4%                     Michaels Stores,
                                       Sub. Notes, 6 3/4%, 2003.............                      500,000            350,000
                                                                                                                   _________
                                     Total Notes............................                                         846,250
                                                                                                                   _________
Subordinated Debentures-.4%
     Consumer;                       Outboard Marine,
                                       7%, 2002.............................                      100,000            95,625
                                                                                                                   _________
                                     TOTAL CONVERTIBLE SECURITIES
                                       (cost $991,476)......................                                        $941,875
                                                                                                                 ============
DREYFUS HIGH YIELD SECURITIES FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  OCTOBER 31, 1996
Preferred Stocks-5.4%                                                                            Shares            Value
                                                                                                 ______            ______
     Gaming-1.4%                     Alliance Gaming, Ser. B,
                                       Cum., $15.00.........................                        3,648         $  342,000
     Media/Entertainment-2.9%        Paxson Communications,
                                       Cum., $125.00........................                          750            716,250
     Supermarkets-1.1%               Supermarkets General,
                                       Cum. $3.52...........................                       10,000 (m)        278,750
                                                                                                                   _________
                                     TOTAL PREFERRED STOCK
                                       (cost $1,301,126)....................                                    $  1,337,000
                                                                                                                 ============
                                                                                              Principal
Short-Term Investments-.5%                                                                      Amount              Value
                                                                                              __________          __________
   U.S. Treasury Bills;              4.84%, 12/12/1996                                    $   66,000 (n)          $ 65,624
                                     5%, 1/9/1997...........................                  56,000 (n)            55,466
                                                                                                                   _________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $121,100)......................                                      $ 121,090
                                                                                                                 ============
TOTAL INVESTMENTS (cost $27,799,807)........................................                      115.7%         $28,758,305
                                                                                                  =======        ============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                      (15.7%)       $ (3,901,455)
                                                                                                  =======        ============
NET ASSETS..................................................................                      100.0%          $24,856,850
                                                                                                  =======        ============

Notes to Statement of Investments:
 (a)Securities exempt from registration under Rule 144A of the Securities
 Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1996, these securities amounted to $12,016,843 or 48.3% of net assets.
 (b)7 1\2% coupon rate until 6/15/1997, date on which a stated coupon rate of 12 1\2% becomes effective.
 (c)With Common Stock attached.
 (d)Zero coupon until 3/1/2001, date on which a stated coupon rate of 11 3\8% becomes effective; the stated maturity is 3/1/2006.
 (e)Zero coupon until 11/15/2000, date on which a stated coupon rate of 13 1\8% becomes effective; the stated maturity is 11/15/2003.
 (f)With warrants to purchase Common Stock.
 (g)Zero coupon until 3/15/2001, date on which a stated coupon rate of 14% becomes effective; the stated maturity is 3/15/2004.
 (h)Variable rate security-interest rate subject to periodic change.
 (i)Zero coupon until 11/1/2000, date on which a stated coupon rate of 13% becomes effective; the stated maturity is 11/1/2005.
 (j)Zero coupon until 12/1/2001, date on which a stated coupon rate of 14% becomes effective; the stated maturity is 6/1/2006.
 (k)Zero coupon until 3/1/1999, date on which a stated coupon rate of 12 1\4% becomes effective; the stated maturity is 3/1/2006.
 (l)Zero coupon until 8/15/2001, date on which a stated coupon rate of 12 1\2% becomes effective; the stated maturity is 8/15/2006.
 (m)Non-income producing.
 (n)Held by the custodian in a segregated account as collateral for open Financial Futures positions.

STATEMENT OF FINANCIAL FUTURES                                                      OCTOBER 31, 1996
______________________
                                                                         Market Value                          Unrealized
                                                                           Covered                           (Depreciation)
Issuer                                                    Contracts    by Contracts        Expiration          at 10/31/96
___                                                       ________     _____________       ___________       ______________
U.S. Treasury 10yr Note (Short)..............                 40          $4,385,000       December `96          $(48,750)
                                                                                                                ===========

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS HIGH YIELD SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                  OCTOBER 31, 1996
                                                                                              Cost                     Value
                                                                                           __________                __________
ASSETS:                          Investments in securities-See Statement of Investments    $27,799,807             $28,758,305
                                 Cash.......................................                                            34,833
                                 Interest receivable........................                                           539,197
                                 Receivable for investment securities sold..                                           224,767
                                 Prepaid expenses...........................                                             2,699
                                 Due from The Dreyfus Corporation and affiliates                                           257
                                                                                                                     __________
                                                                                                                     29,560,058
                                                                                                                     __________
LIABILITIES:                     Due to Distributor.........................                                             4,838
                                 Bank loans payable-Note 2..................                                         4,146,000
                                 Payable for investment securities purchased                                           500,000
                                 Interest payable...........................                                            30,222
                                 Accrued expenses...........................                                            22,148
                                                                                                                     __________
                                                                                                                     4,703,208
                                                                                                                     __________
NET ASSETS..................................................................                                       $24,856,850
                                                                                                                  =============
REPRESENTED BY:                  Paid-in capital............................                                       $23,094,481
                                 Accumulated undistributed investment income-net                                       254,443
                                 Accumulated net realized gain (loss) on investments                                   598,178
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments [including $48,750 net unrealized
                                (depreciation) on financial futures]-Note 4............                                909,748
                                                                                                                     __________
NET ASSETS.............................................................................                            $24,856,850
                                                                                                                  =============
SHARES OUTSTANDING
(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED).........                              1,796,871
NET ASSET VALUE, offering and redemption price per share....................                                            $13.83
                                                                                                                  =============



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS HIGH YIELD SECURITIES FUND
STATEMENT OF OPERATIONS
FROM MARCH 25, 1996 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996
INVESTMENT INCOME
INCOME:                          Interest Income............................                     $1,252,518
                                 Dividend Income............................                         50,773          $1,303,291
                                                                                                  __________
EXPENSES:                        Management fee-Note 3(a)...................                         72,715
                                 Legal fees.................................                         38,476
                                 Shareholder servicing costs-Note 3(b)......                         30,944
                                 Interest-Note 2............................                         30,222
                                 Audit fees.................................                         12,000
                                 Registration fees..........................                          7,385
                                 Custodian fees-Note 3(b)...................                          6,525
                                 Prospectus and shareholders' reports.......                          3,782
                                 Trustees' fees and expenses-Note 3(c)......                          1,821
                                 Miscellaneous..............................                          2,769
                                                                                                  __________
                                       Total Expenses.......................                         206,639
                                 Less-expense reimbursement from the Manager due to
                                     undertakings-Note 3(a).................                        (174,066)
                                                                                                  __________
                                       Net Expenses.........................                                            32,573
                                                                                                                     __________
INVESTMENT INCOME-NET.......................................................                                         1,270,718
                                                                                                                     __________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                   $   637,825
                                 Net realized gain (loss) on financial futures                     (39,647)
                                                                                                  __________
                                       Net Realized Gain (Loss).............                                           598,178
                                 Net unrealized appreciation (depreciation) on investments
                                     [including $48,750 unrealized (depreciation)
                                     on financial futures]..................                                           909,748
                                                                                                                     __________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS..........................                                         1,507,926
                                                                                                                     __________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $2,778,644
                                                                                                                   ============




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS HIGH YIELD SECURITIES FUND
STATEMENT OF CHANGES IN NET ASSETS
FROM MARCH 25, 1996 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996
OPERATIONS:
  Investment income-net.......................................................................                   $   1,270,718
  Net realized gain (loss) on investments.....................................................                         598,178
  Net unrealized appreciation (depreciation) on investments...................................                         909,748
                                                                                                                     __________
      Net Increase (Decrease) in Net Assets Resulting from Operations.........................                       2,778,644
                                                                                                                     __________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net.......................................................................                      (1,016,275)
                                                                                                                     __________
BENEFICIAL INTEREST TRANSACTIONS :
  Net proceeds from shares sold...............................................................                       35,821,078
  Dividends reinvested........................................................................                          662,219
  Cost of shares redeemed.....................................................................                     (13,388,816)
                                                                                                                     __________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions.................                       23,094,481
                                                                                                                     __________
        Total Increase (Decrease) in Net Assets...............................................                       24,856,850
NET ASSETS:
  Beginning of Period.........................................................................                              __
                                                                                                                     __________
  End of Period...............................................................................                      $ 24,856,850
                                                                                                                   =============
UNDISTRIBUTED INVESTMENT INCOME-NET...........................................................                       $   254,443
                                                                                                                     __________
CAPITAL SHARE TRANSACTIONS:
                                                                                                                       Shares
                                                                                                                     __________
  Shares sold.................................................................................                       2,722,666
  Shares issued for dividends reinvested......................................................                          49,314
  Shares redeemed.............................................................................                        (975,109)
                                                                                                                     __________
      Net Increase (Decrease) in Shares Outstanding...........................................                       1,796,871
                                                                                                                   =============



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS HIGH YIELD SECURITIES FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for the period from March 25, 1996
(commencement of operations) to October 31, 1996. This information has been derived from the Fund's financial statements.
PER SHARE DATA:
    Net asset value, beginning of period.....................................................        $12.50
                                                                                                     ______
    Investment Operations:
    Investment income-net....................................................................          .69
    Net realized and unrealized gain (loss)
      on investments.........................................................................          1.19
                                                                                                     ______
    Total from Investment Operations.........................................................          1.88
                                                                                                     ______
    Distributions:
    Dividends from investment income-net.....................................................          (.55)
                                                                                                     ______
    Net asset value, end of period...........................................................        $13.83
                                                                                                    ========
TOTAL INVESTMENT RETURN......................................................................        25.14%(1)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets........................................          .02%(1)
    Ratio of interest expense to average net assets..........................................          .27%(1)
    Ratio of net investment income
      to average net assets..................................................................         11.33%(1)
    Decrease reflected in above expense ratio
      due to undertakings by the Manager.....................................................          1.55%(1)
    Portfolio Turnover Rate..................................................................        233.62%(2)
    Net Assets, end of period (000's Omitted)................................................          $24,857
(1)    Annualized.
(2)    Not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS HIGH YIELD SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Income Funds (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering four series, including the Dreyfus High Yield Securities Fund (the "Fund") which commenced operations on March 25, 1996. The Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier
Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: The Fund's investments (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers;
and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (c) Dividends to shareholders: It is the policy of the Fund to declare and pay dividends quarterly from investment income-net. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS HIGH YIELD SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-BANK LINE OF CREDIT:
    The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. Outstanding borrowings under both agreements on October 31, 1996, amounted to $4,146,000.
    The average daily amount of borrowings outstanding under both arrangements during the period ended October 31, 1996 was approximately $492,000, with a related weighted average annualized interest rate of 6.14%. The maximum amount borrowed at any time during the period ended October 31, 1996 was $9,600,000.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2 1\2% of the first $30 million, 2% of the next $70 million and 1 1\2% of the excess over $100 million of the value of the Fund's average net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from March 25, 1996 through September 30, 1996 to reimburse all fees and expenses of the Fund (exclusive of certain expenses as described above), and thereafter, had undertaken through October 31, 1996, to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate expenses exceeded specified annual percentages of the Fund's average daily net assets. The Manager has currently undertaken from November 1, 1996 through December 31, 1996, to waive receipt of the management fee and shareholder services plan fee (exclusive of certain expenses as described above) payable to it by the Fund. The expense reimbursement, pursuant to the undertakings, amounted to $174,066 for the period ended October 31, 1996.
    The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (b) Pursuant to the Fund's Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1996, $27,967 was charged to the Fund by the Distributor pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $2,535 during the period ended October 31, 1996.
    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period from May 10, 1996 through October 31, 1996, $6,525 was charged by Mellon pursuant to the custody agreement.

DREYFUS HIGH YIELD SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) A 1% redemption fee is charged on certain redemptions of Fund shares (including redemptions through the Exchange Privilege service) where the redemption or exchange occurs within a six-month period following the date of issuance. During the period ended October 31, 1996, no redemption fees were charged by the Fund.
NOTE 4-SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 1996, amounted to $65,727,099 and $38,916,180, respectively.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily realized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contracts amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 1996, and their related unrealized depreciation are set forth in the Statement of Financial Futures.
    (b) At October 31, 1996, accumulated net unrealized appreciation on investments was $909,748, consisting of $1,246,452 gross unrealized appreciation and $336,704 gross unrealized depreciation.
    At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS HIGH YIELD SECURITIES FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus High Yield Securities Fund
    We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus High Yield Securities Fund (one of the Funds constituting Dreyfus Income Funds) as of October 31, 1996, and the related statements of operations and changes in net assets and financial highlights for the period from March 25, 1996 (commencement of operations) to October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of October 31, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus High Yield Securities Fund at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period from March 25, 1996 to October 31, 1996, in conformity with generally accepted accounting principles.

                          [Ernst & Young LLP signature logo}

New York, New York
December 10, 1996

[Dreyfus lion "d" logo]
DREYFUS HIGH YIELD SECURITIES FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                           043AR9610
[Dreyfus logo]
High Yield
Securities Fund
Annual Report
October 31, 1996